April 2, 2024

BNY MELLON FUNDS TRUST

- BNY Mellon National Municipal Money Market Fund

Supplement to Current Prospectus

The following information supersedes and replaces any contrary information in the sections "Fund Summary – BNY Mellon National Municipal Money Market Fund – Principal Risks," "Fund Details – Investment Risks – Money Market Funds" and "Shareholder Guide – Buying, Selling and Exchanging Shares" in the fund's prospectus:

The fund may impose a discretionary liquidity fee upon the sale of your fund shares if such a fee is determined to be in the best interests of the fund during periods of market stress. Any such fee may not exceed 2% of the value of the shares redeemed and would be applied primarily to mitigate the broader effects of preemptive "runs" and otherwise to manage potential dilution of remaining shareholders' interests in the fund. Such fee would be applied to all shares redeemed and would remain in effect until it is determined that imposing the fee is no longer in the best interests of the fund.

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The following information supersedes and replaces any contrary information in the sections "Fund Summary – BNY Mellon National Municipal Money Market Fund – Principal Risks" and "Fund Details – Investment Risks – Money Market Funds" in the fund's prospectus:

Liquidity fee risk. The fund may impose a discretionary liquidity fee upon the redemption of fund shares if such a fee is determined to be in the best interests of the fund. If a discretionary liquidity fee is imposed by the fund, it would reduce the amount a redeeming shareholder would receive upon the sale of fund shares during the period the fee is in effect. If the fund imposes a discretionary liquidity fee, it is possible that it may return the fee to shareholders in the form of a distribution at a later time.

0575-STK-0424